UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 8, 2013

The Dolan Company

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33603	43-2004527
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 South Ninth Street, Suite 2300 Minneapolis, Minnesota	55402
(Address of Principal Executive Offices)	(Zip Code)

(612) 317-9420

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On July 8, 2013, The Dolan Company (the “Company”) entered into a fifth amendment (the “Amendment”) to its Third Amended and Restated Credit Agreement, dated as of December 6, 2010, among the Company, its consolidated subsidiaries, the lenders from time to time party thereto, U.S. Bank National Association, as a lender, LC issuer, swing line lender, lead arranger, sole bookrunner, and as administrative agent for the lenders, and Wells Fargo Bank, National Association, as a lender and as syndication agent (as heretofore amended, the “Credit Agreement”).

Among other changes, the Amendment permits the Company to engage in certain divestiture transactions, requires that a portion of the cash proceeds from such transactions be used to pay down outstanding loans under the Credit Agreement, reduces the aggregate amount available in the revolving credit facility to $40,000,000, sets the applicable margin for the loans and the commitment fee at the highest level of the current pricing grid, and makes certain other adjustments to the covenants and restrictions applicable to the Company.

The foregoing description is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10 to this Current Report on Form 8-K and is incorporated by reference herein; the Credit Agreement, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 7, 2010 and is incorporated by reference herein; the First Amendment to the Credit Agreement, which was filed as Exhibit 10 to the Company’s Current Report on Form 8-K filed with the SEC on September 30, 2011 and is incorporated by reference herein; the Second Amendment to the Credit Agreement, which was filed as Exhibit 10.49 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 and is incorporated by reference herein; the Third Amendment to the Credit Agreement, which was filed as Exhibit 10 to the Company’s Current Report on Form 8-K filed with the SEC on October 10, 2012 and is incorporated by reference herein; and the Fourth Amendment to the Credit Agreement, which was filed as Exhibit 10 to the Company’s Current Report on Form 8-K filed with the SEC on January 22, 2013 and is incorporated by reference herein.

1.02 Termination of a Material Definitive Agreement

In connection with the Company’s previously announced plan to restructure its National Default Exchange (“NDeX”) unit, the Company has ceased providing services undertaken in connection with residential mortgage defaults (the “Services”) in California, Nevada, Georgia and Texas, with the exception of certain continuing technology services. The Company has entered into a Purchase and Settlement Agreement, dated July 8, 2013, with the affected parties (the “Settlement Agreement”) that, among other things, provides for the sale of certain assets related to the Services to the Company’s law firm affiliates.

The Settlement Agreement also terminates several of the Company’s services agreements, including the Amended and Restated Services Agreement, dated as of September 2, 2008, by and between National Default Exchange, LP, the Company’s majority-owned subsidiary, and Barrett Daffin Frappier Turner & Engel, LLP (the “Barrett Law Firm”), as subsequently amended (the “Texas Services Agreement”). Under the Texas Services Agreement, the Barrett Law Firm exclusively referred its residential mortgage default files to NDeX for Services, and NDeX provided the Services for a fixed fee.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description of Exhibits

10	Fifth Amendment to Third Amended and Restated Credit Agreement, dated as of July 8, 2013, by and among the Company, its consolidated subsidiaries, the lenders from time to time party to the Credit Agreement, U.S. Bank National Association, as a lender, LC issuer, swing line lender, and as administrative agent for the lenders, and Wells Fargo Bank, National Association, as a lender and as syndication agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE DOLAN COMPANY

Date: July 9, 2013	/s/ Vicki J. Duncomb
Name: Vicki J. Duncomb
Its: Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description of Exhibits

10	Fifth Amendment to Third Amended and Restated Credit Agreement, dated as of July 8, 2013, by and among the Company, its consolidated subsidiaries, the lenders from time to time party to the Credit Agreement, U.S. Bank National Association, as a lender, LC issuer, swing line lender, and as administrative agent for the lenders, and Wells Fargo Bank, National Association, as a lender and as syndication agent.